UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2022 (May 24 2022)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	CLRO	The NASDAQ Capital Market

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2022, the Board of Directors (the “Board”) of ClearOne, Inc., a Delaware corporation (the “Company”), appointed Derek Graham, the Company’s Senior Vice President of Research & Development, as the interim Chief Executive Officer of the Company.  Mr. Graham, age 55, has been an employee of the Company since 2003 and has overseen the development and introduction of multiple generations of Company products and has authored patents for the Company.  There is no arrangement between Mr. Graham and any other persons in connection with Mr. Graham’s appointment as interim Chief Executive Officer, and Mr. Graham has no family relationship with any director or executive officer of the Company. Mr. Graham has no direct or indirect material interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Mr. Graham’s appointment as interim Chief Executive Officer follows the Board’s decision to terminate Zeynep Hakimoglu as President, Chief Executive Officer and an employee of the Company on May 24, 2022. Also on May 24, 2022, the Board notified Ms. Hakimoglu that the Nominating Committee of the Board (the “Nominating Committee”) did not nominate her for re-election to the Board at the upcoming 2022 annual meeting of stockholders.  Ms. Hakimoglu immediately resigned from the Board and the Board voted to reduce the size of the Board from five to four persons effective May 24, 2022. In connection with her resignation from the Board, Ms. Hakimoglu furnished the Board with the letter that is filed herewith as Exhibit 99.1.

Item 7.01              Regulation FD.

In connection with the management changes described under Item 5.02 above, the Company issued a press release on May 25, 2022 that is furnished herewith as Exhibit 99.2.

Item 9.01              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Title

99.1	Letter from Zeynep Hakimoglu to the Board of Directors of ClearOne, Inc. dated May 24, 2022.
99.2	Press Release of ClearOne, Inc. dated May 25, 2022.
104.1	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

The information included in this Current Report on Form 8-K under Item 7.01 (including Exhibit 99.2 hereto) is being furnished under Item 7.01, “Regulation FD” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K. As such, the information under Item 7.01 (including Exhibit 99.2 hereto) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information disclosed under Item 7.01 of this Current Report (including Exhibit 99.2 hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: May 26, 2022	By:	/s/ Narsi Narayanan
Narsi Narayanan
Chief Financial Officer (Principal Accounting and Principal Financial Officer)